Exhibit 99.1
ENERGY TRANSFER PARTNERS
REPORTS QUARTERLY AND ANNUAL RESULTS
Dallas — February 18, 2010 — Energy Transfer Partners, L.P. (NYSE:ETP) today reported EBITDA, as adjusted, distributable cash flow, and net income for the quarter and full year ended December 31, 2009. EBITDA, as adjusted, for the three months ended December 31, 2009 totaled $477.1 million, an increase of $139.3 million from the three months ended December 31, 2008. Distributable cash flow for the three months ended December 31, 2009 totaled $230.4 million, a decrease of $10.9 million from the three months ended December 31, 2008. Net income for the three months ended December 31, 2009 totaled $261.2 million, an increase of $110.2 million from the three months ended December 31, 2008.
For the year ended December 31, 2009, EBITDA, as adjusted, totaled $1.51 billion, an increase of $104.3 million from the year ended December 31, 2008. Distributable cash flow for the year ended December 31, 2009 was $962.1 million, a decrease of $88.4 million from the year ended December 31, 2008. Net income for the year ended December 31, 2009 totaled $791.5 million, a decrease of $74.5 million from the year ended December 31, 2008.
The Partnership has scheduled a conference call for 2:00 p.m. Central Time, Friday, February 19, 2010 to discuss the 2009 results. The conference call will be broadcast live via an internet web cast, which can be accessed through www.energytransfer.com. The call will be available for replay on the Partnership’s website for a limited time.
EBITDA, as adjusted, and distributable cash flow are non-GAAP financial measures used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership’s fundamental business activities and should not be considered in isolation or as a substitute for net income, income from operations, cash flows from operating activities, or other GAAP measures. A table reconciling EBITDA, as adjusted, and distributable cash flow with appropriate GAAP financial measures is included in the summarized financial information included in this release.
Energy Transfer Partners, L.P. (NYSE:ETP) is a publicly traded partnership owning and operating a diversified portfolio of energy assets. ETP has pipeline operations in Arizona, Colorado, Louisiana, New Mexico, and Utah, and owns the largest intrastate pipeline system in Texas. ETP’s natural gas operations include intrastate gathering and transportation pipelines, treating and processing assets, and three storage facilities located in Texas. ETP currently has more than 17,500 miles of pipeline in service and has a 50% interest in joint ventures that have approximately 500 miles of interstate pipeline in service. ETP is also one of the three largest retail marketers of propane in the United States, serving more than one million customers across the country.

Energy Transfer Equity, L.P. (NYSE:ETE) is a publicly traded partnership, which owns the general partner of Energy Transfer Partners and approximately 62.5 million ETP limited partner units.
The information contained in this press release is available on the Partnership’s website at www.energytransfer.com.
Contacts

Investor Relations:
Energy Transfer
Brent Ratliff
214-981-0700 (office)
Media Relations:
Vicki Granado
Granado Communications Group
214-504-2260 (office)
214-498-9272 (cell)
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ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	December 31,	December 31,
	2009	2008
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$68,183	$91,902
Marketable securities	6,055	5,915
Accounts receivable, net of allowance for doubtful accounts	566,522	591,257
Accounts receivable from related companies	57,369	17,895
Inventories	389,954	272,348
Exchanges receivable	23,136	45,209
Price risk management assets	12,371	5,423
Other current assets	148,373	153,452

Total current assets	1,271,963	1,183,401

PROPERTY, PLANT AND EQUIPMENT	8,670,247	8,296,085
ADVANCES TO AND INVESTMENTS IN AFFILIATES	663,298	10,110
GOODWILL	745,505	743,694
INTANGIBLES AND OTHER ASSETS, net	383,959	394,199

Total assets	$11,734,972	$10,627,489

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	December 31,	December 31,
	2009	2008
LIABILITIES AND PARTNERS’ CAPITAL

CURRENT LIABILITIES:
Accounts payable	$358,997	$381,135
Accounts payable to related companies	38,842	34,547
Exchanges payable	19,203	54,636
Price risk management liabilities	442	94,978
Interest payable	136,222	106,259
Accrued and other current liabilities	228,946	433,794
Current maturities of long-term debt	40,887	45,198

Total current liabilities	823,539	1,150,547

LONG-TERM DEBT, less current maturities	6,176,918	5,618,549
DEFERRED INCOME TAXES	112,997	100,597
OTHER NON-CURRENT LIABILITIES	21,810	14,727

COMMITMENTS AND CONTINGENCIES

	7,135,264	6,884,420

PARTNERS’ CAPITAL:
General Partner	174,884	161,159
Limited Partners:
Common Unitholders (179,274,747 and 152,102,471 units authorized, issued and outstanding at December 31, 2009 and 2008, respectively)	4,418,017	3,578,997
Class E Unitholders (8,853,832 units authorized, issued and outstanding — held by subsidiary and reported as treasury units)	—	—
Accumulated other comprehensive income (loss)	6,807	2,913

Total partners’ capital	4,599,708	3,743,069

Total liabilities and partners’ capital	$11,734,972	$10,627,489

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit and unit data)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
REVENUES:
Natural gas operations	$1,111,643	$1,331,086	$4,115,806	$7,653,156
Retail propane	360,623	428,182	1,190,524	1,514,599
Other	33,516	35,538	110,965	126,113

Total revenues	1,505,782	1,794,806	5,417,295	9,293,868

COSTS AND EXPENSES:
Cost of products sold — natural gas operations	653,661	920,837	2,519,575	5,885,982
Cost of products sold — retail propane	196,330	269,752	574,854	1,014,068
Cost of products sold — other	8,785	10,247	27,627	38,030
Operating expenses	163,556	208,225	680,893	781,831
Depreciation and amortization	82,342	70,394	312,803	262,151
Selling, general and administrative	30,921	57,595	173,936	194,227

Total costs and expenses	1,135,595	1,537,050	4,289,688	8,176,289

OPERATING INCOME	370,187	257,756	1,127,607	1,117,579

OTHER INCOME (EXPENSE):
Interest expense, net of interest capitalized	(110,046)	(73,944)	(394,274)	(265,701)
Equity in earnings (losses) of affiliates	8,846	584	20,597	(165)
Losses on disposal of assets	(231)	(2,887)	(1,564)	(1,303)
Gains (losses) on non-hedged interest rate derivatives	6,912	(51,138)	39,239	(50,989)
Allowance for equity funds used during construction	(8,061)	18,701	10,557	63,976
Other, net	(2,243)	(180)	2,157	9,306

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)	265,364	148,892	804,319	872,703
Income tax expense (benefit)	4,183	(2,074)	12,777	6,680

NET INCOME	261,181	150,966	791,542	866,023

GENERAL PARTNER’S INTEREST IN NET INCOME	98,966	82,297	365,362	315,896

LIMITED PARTNERS’ INTEREST IN NET INCOME	$162,215	$68,669	$426,180	$550,127

BASIC NET INCOME PER LIMITED PARTNER UNIT (1)	$0.92	$0.45	$2.53	$3.74

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING	176,695,318	151,967,607	167,337,192	146,871,261

DILUTED NET INCOME PER LIMITED PARTNER UNIT (1)	$0.91	$0.45	$2.53	$3.74

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING	177,217,552	151,967,607	167,768,981	147,090,608

(1)
Basic and diluted net income per limited partner unit amounts for the three and twelve months ended December 31, 2008 have been restated to reflect the retrospective adoption of certain accounting principles on January 1, 2009. See our annual report on Form 10-K for the year ended December 31, 2008 for a more detailed discussion.

SUPPLEMENTAL INFORMATION: (unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Reconciliation of net income to EBITDA, as adjusted:
Net income	$261,181	$150,966	$791,542	$866,023
Interest expense, net of interest capitalized	110,046	73,944	394,274	265,701
Income tax expense (benefit)	4,183	(2,074)	12,777	6,680
Depreciation and amortization	82,342	70,394	312,803	262,151
Non-cash unit-based compensation expense	3,090	9,143	24,032	23,481
Losses on disposal of assets	231	2,887	1,564	1,303
(Gains) losses on non-hedged interest rate derivatives	(6,912)	51,138	(39,239)	50,989
Allowance for equity funds used during construction	8,061	(18,701)	(10,557)	(63,976)
Proportionate share of joint ventures’ interest, depreciation and allowance for equity funds used during construction	12,680	—	22,331	—
Other, net	2,243	180	(2,157)	(9,306)

EBITDA, as adjusted (a)	$477,145	$337,877	$1,507,370	$1,403,046

Reconciliation of net income to distributable cash flow:
Net income	$261,181	$150,966	$791,542	$866,023
Amortization of finance costs charged to interest	2,259	1,646	8,645	5,886
Deferred income taxes	8,303	(1,499)	11,966	(5,280)
Depreciation and amortization	82,342	70,394	312,803	262,151
Non-cash unit-based compensation expense	3,090	9,143	24,032	23,481
Losses on disposal of assets	231	2,887	1,564	1,303
Unrealized (gains) losses on interest rate derivatives	(19,316)	51,138	(51,643)	50,989
Allowance for equity funds used during construction	8,061	(18,701)	(10,557)	(63,976)
Unrealized (gains) losses on commodity derivatives not in fair value hedging relationships (including ineffective portion of cash flow hedges)	(14,028)	(41,366)	18,629	(35,528)
Unrealized gains on commodity derivatives and related hedged inventory in fair value hedging relationships	(52,471)	—	(48,608)	—
Inventory lower of cost or market adjustments	—	69,512	54,029	69,512
Effect of previously recognized inventory hedging and lower of cost or market adjustments on margin	(27,292)	—	(50,843)	—
Goodwill impairment loss	—	11,359	—	11,359
Distributions in excess of equity in earnings, net	8,920	898	3,224	5,621
Maintenance capital expenditures	(30,886)	(65,035)	(102,652)	(140,966)

Distributable cash flow (a)	$230,394	$241,342	$962,131	$1,050,575

(a)
The Partnership has disclosed in this press release EBITDA, as adjusted, and distributable cash flow, which are non-GAAP financial measures. Management believes EBITDA, as adjusted, and distributable cash flow provide useful information to investors as measure of comparison with peer companies, including companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, and distributable cash flow also allows investors to view our performance in a manner similar to the methods used by management and provides additional insight into our operating results.

There are material limitations to using measures such as EBITDA, as adjusted, and distributable cash flow, including the difficulty associated with using either as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss or cash flows. In addition, our calculations of EBITDA, as adjusted, and distributable cash flow may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP, such as gross margin, operating income, net income, and cash flow from operating activities.

Definition of EBITDA, as Adjusted
The Partnership defines EBITDA, as adjusted, as total partnership earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees and other expenses. Non-cash compensation expense represents charges for the value of the grants awarded under the Partnership’s compensation plans over the vesting terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income or loss such as the gain or loss arising from disposal of assets is not included when determining EBITDA, as adjusted.
EBITDA, as adjusted, is used by management to determine our operating performance and, along with other data, as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation.
Definition of Distributable Cash Flow
The Partnership defines distributable cash flow as total partnership earnings, adjusted for certain non-cash amounts recorded in earnings, less maintenance capital expenditures. Non-cash amounts recorded in earnings include depreciation and amortization, deferred taxes, impairment losses, allowance for equity funds used during construction, and certain realized and unrealized gains and losses. Distributable cash flow also reflects earnings from affiliates on a cash basis.
Distributable cash flow is used by management to evaluate our overall performance. Our partnership agreement requires us to distribute all available cash, and distributable cash flow is calculated to evaluate our ability to fund distributions through cash generated by our operations.

REPORTABLE SEGMENTS (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Intrastate transportation and storage:
Natural gas MMBtu/d — transported	10,726,393	13,269,286	12,254,168	11,187,327
Natural gas MMBtu/d — sold	1,235,895	876,261	969,601	1,389,781

Revenues (including intersegment)	$802,246	$771,963	$2,391,544	$5,634,604
Cost of products sold	497,862	501,621	1,393,295	4,467,552

Gross margin	304,384	270,342	998,249	1,167,052

Operating expenses	44,345	60,489	199,806	287,515
Depreciation and amortization	29,525	24,408	107,605	84,701
Selling, general and administrative	14,160	21,237	64,059	76,488

Segment operating income	$216,354	$164,208	$626,779	$718,348

Interstate transportation:
Natural gas MMBtu/d — transported	1,529,990	1,856,034	1,661,785	1,777,097
Natural gas MMBtu/d — sold	15,714	21,319	18,531	15,162

Revenues	$66,864	$67,561	$270,213	$244,224
Operating expenses	12,916	17,778	59,343	56,906
Depreciation and amortization	12,280	9,586	48,297	37,790
Selling, general and administrative	5,190	6,935	24,340	24,852

Segment operating income	$36,478	$33,262	$138,233	$124,676

Midstream:
Natural gas MMBtu/d — sold	1,291,251	982,207	1,080,552	1,269,724
NGLs Bbls/d — sold	35,266	20,635	39,064	25,939

Revenues (including intersegment)	$690,694	$787,053	$2,441,160	$5,342,393
Cost of products sold	606,249	714,707	2,116,279	4,986,495

Gross margin	84,445	72,346	324,881	355,898

Operating expenses	18,131	32,080	68,989	82,872
Depreciation and amortization	19,053	15,340	70,845	59,344
Selling, general and administrative	3,132	16,029	44,315	47,268

Segment operating income	$44,129	$8,897	$140,732	$166,414

Retail propane and other retail propane related:
Retail propane gallons (in thousands)	170,113	179,025	568,315	601,134

Retail propane revenues	$360,622	$428,182	$1,190,523	$1,514,599
Other retail propane related revenues	29,490	32,887	102,060	109,411
Retail propane cost of products sold	196,330	269,752	574,854	1,014,068
Other retail propane related cost of products sold	6,653	7,555	21,148	24,654

Gross margin	187,129	183,762	696,581	585,288

Operating expenses	82,167	97,087	341,935	350,280
Depreciation and amortization	19,999	20,889	83,476	79,717
Selling, general and administrative	7,813	12,927	41,941	40,727

Segment operating income (loss)	$77,150	$52,859	$229,229	$114,564

All other	$(3,855)	$(1,003)	$(8,658)	$(1,531)

Selling, general and administrative expenses not allocated to segments	(69)	(467)	1,292	(4,892)

Total operating income	$370,187	$257,756	$1,127,607	$1,117,579

Other items not allocated by segment:
Interest expense, net of interest capitalized	$(110,046)	$(73,944)	$(394,274)	$(265,701)
Equity in earnings (losses) of affiliates	8,846	584	20,597	(165)
Gains (losses) on disposal of assets	(231)	(2,887)	(1,564)	(1,303)
Gains (losses) on non-hedged interest rate derivatives	6,912	(51,138)	39,239	(50,989)
Allowance for equity funds used during construction	(8,061)	18,701	10,557	63,976
Other, net	(2,243)	(180)	2,157	9,306
Income tax expense	(4,183)	2,074	(12,777)	(6,680)

	(109,006)	(106,790)	(336,065)	(251,556)

Net income	$261,181	$150,966	$791,542	$866,023